                                                                 EXHIBIT 23.1(A)

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Amendment No. 1 to Registration Statement No. 33-56813 of American Premier Group, Inc. of our report dated December 9, 1994, appearing in the Prospectus, which is part of such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP
Cincinnati, Ohio

January 20, 1995